Exhibit 99.1

DONLIN GOLD INITIAL 2021 DRILL PROGRAM RESULTS CONTINUE TO DELIVER FOR PROJECT ADVANCEMENT

RESULTS SUPPORT MINERAL RESOURCES, WITH SIGNIFICANT NEW HIGH-GRADE INTERCEPTS

IMPROVING DEFINITION OF CONTROLS ON MINERALIZATION HAS BEEN BENEFICIAL IN PREPARATION FOR THE FEASIBILITY STUDY UPDATE

September 2, 2021 – Anchorage, AK – Donlin Gold LLC (“Donlin Gold”), owned 50/50 by Barrick Gold Corporation (“Barrick”) (TSX: ABX) (NYSE: GOLD) and NOVAGOLD RESOURCES INC. (“NOVAGOLD”) (TSX, NYSE American: NG), is pleased to report initial assay results for 18 completed drill holes, plus additional partial results for 11 holes from the 2021 drill program.

Assay results have been received from approximately 7,500 meters of drilling:

o	Significant new high-grade drill hole intercepts in ACMA and in areas between ACMA and Lewis deposits (“Divide”) point toward the potential feeder zones of this large system

o	Collected data support the mineral resources, provides further information on local variability, and further increases confidence in recent geologic modeling concepts

The drill program, expanded by approximately 15 holes and 4,000 meters from the original 2021 plan, should provide important information on mineralization continuity that will support feasibility work

Delivering Results

The primary objective of the 2021 drill program is to complete the work necessary to validate and increase the confidence in recent geologic modeling concepts. Initial results indicate variable controls on mineralization in different deposit areas, with more continuous mineralization hosted in ACMA intrusives and more discrete intervals occurring in the sediments and intrusives in Lewis.

The additional confirmation and extension drilling focuses on further testing of orebody continuity and structural control, and data collection for geotechnical and geometallurgical analysis. The drilling program was recently expanded to test an area of ACMA for mineralization continuity. The 2021 drill program is expected to encompass approximately 80 holes for a total of 24,000 meters drilled and should wrap-up in the fall. The logging and assay results will then be incorporated into a geologic model update, followed by a shift in focus to feasibility study work, subject to a formal decision by the Donlin Gold Board.

Five of the top intervals received in the program to-date include:

DC21-1970 intersected 92.02 m grading 7.8 g/t gold, starting at 69.70 m drilled depth, including sub intervals of 3.20 m grading 29.2 g/t gold, starting at 70.70 m drilled depth; 3.01 m grading 14.0 g/t gold, starting at 81.90 m drilled depth; 3.65 m grading 12.5 g/t gold, starting at 104.85 m drilled depth; and 5.18 m grading 33.7 g/t gold, starting at 146.03 m drilled depth;
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DC21-1963A intersected 40.97 m grading 10.5 g/t gold, starting at 114.30 m drilled depth, including a sub interval of 14.96 m grading 22.2 g/t gold, starting at 117.24 m drilled depth;

DC21-1969 intersected 47.78 m grading 9.0 g/t gold, starting at 400.51 m drilled depth, including sub intervals of 5.98 m grading 18.1 g/t gold, starting at 401.43 m drilled depth; 11.98 m grading 13.9 g/t gold, starting at 414.41 m drilled depth; and 5.66 m grading 11.3 g/t gold, starting at 442.63 m drilled depth;

DC21-1959 intersected 24.44 m grading 14.6 g/t gold, starting at 378.85 m drilled depth, including a sub interval of 6.50 m grading 33.5 g/t gold, starting at 386.79 m drilled depth; and,

DC21-1961 intersected 5.74 m grading 42.2 g/t gold, starting at 275.54 m drilled depth, including a sub interval of 4.74 m grading 50.8 g/t gold, starting at 275.54 m drilled depth.

Drill-hole collar locations and five of the top intervals are shown in Figure 1

Drill-hole orientations, depths and significant intervals are shown in Tables 1 and 2, respectively, in the Appendix at the end of this release. Those holes designated as being located in the Divide area are on the eastern side of the ACMA pit area, transitioning into the Lewis pit area.

Statements by the Owners

Barrick President and Chief Executive Mark Bristow said, “The 2021 drill program is validating our geologic modeling concepts; in particular with regards to demonstrating the controls over mineralization in the different parts of the deposits. This improved understanding is a necessary step towards optimizing the mine design and progressing the project up the value chain.”

Greg Lang, NOVAGOLD’s President and CEO, said, “The 2021 drill program has been enormously rewarding -- allowing us to improve our knowledge of the geology and mineralization in the ACMA and Lewis deposits which in turn will provide the information required to proceed with a new feasibility study. Indeed, we have decided to expand the drill program by approximately 15 holes and 4,000 meters from the original 2021 plan to test the mineralization continuity in a targeted area of the ACMA deposit. As with last year’s program, drilling has delivered multiple examples of outstanding gold intercepts. Excellent results, such as those reported today, reinforce our belief in the uniqueness of an asset like Donlin Gold, whose combination of outstanding size, quality, and exploration upside are clearly among the only answers to an industry defined by an era of declining reserves, lackluster gold grades and ever-increasing jurisdictional risk.”

Dan Graham, General Manager of Donlin Gold added, “We are proud of the work accomplished by our site crew. We have operated a clean camp for the second season in a row amidst the COVID pandemic, exceeded our productivity rates, while maintaining an excellent safety and environmental record. During the 2021 drill program, 70% of our direct hires were shareholders from Calista Corporation (Calista), which included the new camp catering contract with a Calista subsidiary. Worker safety, environmental stewardship, and benefits to the region remain top priorities for Donlin Gold.”

About Donlin Gold

The Donlin Gold project is located in Alaska, the second largest gold-producing state in the U.S. With approximately 39 million ounces of gold grading 2.24 grams per tonne in the measured and indicated mineral resource categories (100 percent basis)1, Donlin Gold hosts one of the largest and highest-grade undeveloped open-pit gold endowments in the world. The planned pits in which the existing resources are sited occupy only three kilometers of an eight-kilometer mineralized belt, which itself is located on less than 5% of Donlin Gold’s land position. Current activities at Donlin Gold are focused on the drill program, optimization efforts, community outreach, and advancing the remaining State permitting actions.

 ____________________________

1 Donlin Gold data as per the 2021 Technical Report (as defined below). Donlin Gold measured resources of approximately 8 Mt grading 2.52 g/t and indicated resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis, of which Barrick and NOVAGOLD each own 50%. Mineral resources have been estimated in accordance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”).

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Donlin Gold is a committed partner to the Alaska Native communities both surrounding the project and within the State as a whole. This commitment underpins our approach and is also reflected in the way in which the asset itself is structured. An important factor that distinguishes Donlin Gold from most other mining assets in Alaska is that the project is located on private land designated for mining activities five decades ago. Donlin Gold has entered into life-of-mine agreements with Calista, which owns the subsurface mineral rights and some surface land rights, and The Kuskokwim Corporation (TKC), a collection of 10 village corporations, which owns the majority of surface land rights, and is committed to providing employment opportunities, scholarships, and preferential contract considerations to Calista and TKC shareholders. These agreements include a revenue-sharing structure established in the Alaska Native Claims Settlement Act of 1971, which resolved Alaska Native land claims and allotted 44 million acres of land for use by Alaska Native Corporations. Additionally, our long-term commitment to economic development in the Yukon-Kuskokwim region is exemplified by Donlin Gold’s support of TKC’s initiative to launch energy and infrastructure projects in middle Kuskokwim villages. These partnerships, activities, and programs are illustrative of the commitment to the sustainable and responsible development of the Donlin Gold project for the benefit of all stakeholders.

FIGURE 1 Drill Hole Collar Locations

540000E
541000E
542000E
543000E
6880000N
6879000N
6878000N
DC21-1963A
40.97 m at 10.5 g/t, including a sub interval of 14.96 m at 22.2 g/t
DC21-1961
5.74 m at 42.2 g/t, including a sub interval of 4.74 m at 50.8 g/t
DC21-1970
92.02 m at 7.8 g/t, including sub intervals of 3.20 m at 29.2 g/t; 3.01 m at 14.0 g/t; 3.65 m at 12.5 g/t; and 5.18 m at 33.7 g/t
DC21-1959
24.44 m at 14.6 g/t, including a sub interval of 6.50 m at 33.5 g/t
DC21-1969
47.78 m at 9.0 g/t, including sub intervals of 5.98 m at 18.1 g/t; 11.98 m at 13.9 g/t; and 5.66 m at 11.3 g/t
Lewis Pit
ACMA Pit
1985
1999
1991
2004
1982
1998
1995
2001
1971
1968
2005
1973
1966
2006
1975
1962
1974
2002
1961
1990
1963A
1952
1960
1965
1998
1956B
1955
1957
1953
1954
1979
1980
1993A
1992
1959
1972
2000
1977
1983A
1984
1989
1958
1987
1994
1976
1967A
1964
1986
1970
1981
1969
2003
1978
2021 Drill Program
assays reported
assays pending
*Pit outline is mineral reserve pit outline from the 2021 Technical Report as defined below.

Depicted grid system is based on NAD83 UTM zone 4N coordinates.

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QA/QC Procedures

The QA/QC procedures for the 2021 Donlin Gold project drill program and sampling protocol were developed and managed by Donlin Gold and overseen by Barrick and NOVAGOLD. The chain of custody from the drill site to the sample preparation facility was continuously monitored. All samples are HQ-diameter core. Approximately 94% core recovery has been achieved to-date. Core was logged, cut, and sampled at site by Donlin Gold employees. Samples were primarily collected on one- to two-meter lengths. Sampled half-core was crushed in Bureau Veritas’ Fairbanks, Alaska sample preparation facility. Crushed samples were sent to the Bureau Veritas lab in Vancouver, British Columbia for pulverizing and gold assays and pulverized splits to an ALS Limited lab in Vancouver, British Columbia for multi-element analysis. At least 14 quality control samples (four standards, four coarse blanks, two pulp blanks, two coarse duplicates, and two pulp duplicates) were inserted into each batch of 80 samples. The review of the quality control samples did not indicate any bias or error. There are no known factors that would materially affect the accuracy or reliability of the drill program data referred to in this media release.

Downhole directional surveys were completed on all reported completed holes by Boart Longyear drill operators, and collar surveys were completed on all holes by Professional Licensed Surveyors from Brice Engineering LLC.

Each of Bureau Veritas, ALS Limited, Boart Longyear, and Brice Engineering LLC are independent of Donlin Gold, Barrick, and NOVAGOLD.

Scientific and Technical Information

Certain scientific and technical information contained herein with respect to the Donlin Gold project is derived from the “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” prepared by Wood Canada Limited with an effective date of June 1, 2021 (the “2021 Technical Report”). Henry Kim, P.Geo., Senior Resource Geologist, Wood Canada Limited; Mike Woloschuk, P.Eng., VP Global Business Development & Consulting, Wood Group USA, Inc.; and Kirk Hanson, MBA, P.E., Technical Director, Open Pit Mining, Wood Group USA, Inc. are the Qualified Persons responsible for the preparation of the independent technical report, and each is an independent Qualified Person as defined by National Instrument 43-101 (“NI 43-101”).

Clifford Krall, P.E., who is the Mine Engineering Manager for NOVAGOLD and a Qualified Person under NI 43-101, has approved and verified the scientific and technical information related to the 2021 Donlin Gold project drill program and 2021 Technical Report contained in this media release. To verify the information related to the drilling program, he has visited the property several times over the past two years; discussed and observed logging, sampling, and sample shipping processes with responsible site staff; discussed and reviewed assay and QA/QC results with responsible personnel; and reviewed supporting documentation, including drill hole location and orientation and significant assay interval calculations.

Octavia Bath, P.Geo., who is a Barrick Mineral Resource Manager and a Qualified Person under NI 43-101 has reviewed and approved the assay results for the Donlin Gold project contained in this media release.

Barrick Contacts:

Kathy du Plessis

Investor and Media Relations

+44 20 7557 7738

Email: barrick@dpapr.com

Catherine Raw

COO, North America

Tel: +1 416-307-5157

www.barrick.com

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NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

Jason Mercier
Manager, Investor Relations

Tel: +1 604-669-6227 or 1-866-669-6227

www.novagold.com

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of Barrick and NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the work program for the 2021 field season, anticipated benefits from the 2020 and 2021 drill programs including an improved geological model for Donlin Gold; ongoing support provided to key stakeholders including Native Corporation partners; the potential impact of the COVID-19 pandemic on the development of Donlin Gold; the potential development and construction of Donlin Gold; the sufficiency of funds to continue to advance development of Donlin Gold; perceived merit of properties; mineral reserve and resource estimates; Donlin Gold’s ability to secure the permits needed to construct and operate the Donlin Gold project in a timely manner, if at all; and legal challenges to Donlin Gold’s existing permits; . In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the management expectations of Donlin Gold’s, Barrick’s and NOVAGOLD’s estimates and projections regarding future events or circumstances on the date the statements are made.

Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of permits; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the outbreak of the coronavirus global pandemic (COVID-19); uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between Barrick and NOVAGOLD for the continued exploration, and development and eventual construction of the Donlin Gold project; the need for cooperation of government agencies and native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether a positive construction decision will be made regarding Donlin Gold; and other risks and uncertainties disclosed in Barrick’s most recent Form 40-F/Annual Information Form on file with the SEC and Canadian provincial securities and NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports and other documents filed by Barrick and NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, Barrick’s website at www.barrick.com, or the SEC's website at www.sec.gov, or at www.sedar.com. The forward-looking statements contained herein reflect the beliefs, opinions, and projections of Donlin Gold, NOVAGOLD, and Barrick on the date the statements are made. Donlin Gold, NOVAGOLD and Barrick assume no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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Cautionary Note to NOVAGOLD’s United States Investors

NOVAGOLD caution that this media release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this media release have been prepared in accordance with Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)—CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended (“CIM Definition Standards”). NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission (SEC) Industry Guide 7 (“SEC Industry Guide 7”), and resource and reserve information contained herein may not be comparable to similar information disclosed by U.S. companies. NOVAGOLD’s disclosure concerning Reserve & Resources Estimates remains consistent with NI 43-101. Under SEC Industry Guide 7, mineralization may not be classified as a "reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. SEC Industry Guide 7 normally does not permit the inclusion of information concerning "measured mineral resources”, "indicated mineral resources” or "inferred mineral resources” or other descriptions of the amount of mineralization in mineral deposits that do not constitute "reserves” under SEC Industry Guide 7 in documents filed with the SEC. Investors should also understand that "inferred mineral resources” have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. Under Canadian rules, estimated "inferred mineral resources” may not form the basis of feasibility or pre-feasibility studies except in rare cases. Disclosure of "contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves” under SEC Industry Guide 7 as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of "reserves” are also not the same as those of SEC Industry Guide 7, and reserves reported by NOVAGOLD in compliance with NI 43-101 may not qualify as "reserves” under SEC Industry Guide 7. Donlin Gold does not have known reserves, as defined under SEC Industry Guide 7. Accordingly, information concerning mineral deposits set forth herein may not be comparable with information made public by companies that report in accordance with SEC Industry Guide 7.

On October 31, 2018, the SEC adopted a final rule (“New Final Rule”) that will replace SEC Industry Guide 7 with new disclosure requirements that are more closely aligned with current industry and global regulatory practices and standards, including NI 43-101. Companies must comply with the New Final Rule for the Company’s first fiscal year beginning on or after January 1, 2021, which for NOVAGOLD would be the fiscal year beginning December 1, 2021. The New Final Rule provides that SEC Industry Guide 7 will remain effective until all registrants are required to comply with the New Final Rule, at which time SEC Industry Guide 7 will be rescinded. While early voluntary compliance with the New Final Rule is permitted, NOVAGOLD has not elected to comply with the New Final Rule at this time.

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APPENDIX

TABLE 1

Drill Hole Orientations* and Depths

Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC21-1952	349	74	319.7
DC21-1953	302	70	222.5
DC21-1954	353	60	480.4
DC21-1955	128	56	313.3
DC21-1956B	335	65	315.3
DC21-1957	281	66	223.7
DC21-1958	332	54	350.2
DC21-1959	356	59	483.1
DC21-1960	351	60	214.9
DC21-1961	164	59	291.4
DC21-1962	231	58	289.3
DC21-1963A	188	71	224.9
DC21-1964	349	56	469.5
DC21-1965	191	72	225.3
DC21-1966	346	79	150.0
DC21-1967A	330	55	350.2
DC21-1968	162	46	177.7
DC21-1969	282	56	549.9
DC21-1970	272	63	306.0
DC21-1971	160	57	274.5
DC21-1972	345	62	349.9
DC21-1973	350	60	255.1
DC21-1974	309	68	206.7
DC21-1975	141	57	322.8
DC21-1976	274	60	502.3
DC21-1977	3	68	350.2
DC21-1978	29	61	324.9
DC21-1980	353	66	353.0
DC21-1981	282	84	254.8

* Note that azimuth and inclination values vary as each hole progresses. The stated values are hole averages, rounded to the nearest degree.

TABLE 2

2021 Donlin Gold Significant Assay Intervals

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC21-1952	ACMA	50.15	68.65	18.50	1.90
DC21-1952		117.90	134.95	17.05	3.19
DC21-1952		229.35	246.05	16.70	1.60
DC21-1952		252.05	273.35	21.30	3.07
DC21-1952		TOTAL		73.55	2.47

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC21-1954	Divide	43.06	63.51	20.45	1.46
DC21-1954		75.35	81.95	6.60	4.34
DC21-1954		90.07	97.60	7.53	3.04
DC21-1954		118.60	147.22	28.62	1.81
DC21-1954		151.25	158.98	7.73	1.65
DC21-1954		267.65	272.80	5.15	2.94
DC21-1954		285.80	296.80	11.00	3.71
DC21-1954		353.46	359.84	6.38	2.87
DC21-1954		427.42	431.14	3.72	3.16
DC21-1954		TOTAL		97.18	2.39
DC21-1955	ACMA	70.45	74.45	4.00	3.06
DC21-1955		110.55	125.21	14.66	4.51
DC21-1955		179.58	182.58	3.00	4.91
DC21-1955		218.66	224.00	5.34	7.06
DC21-1955		TOTAL		27.00	4.84
DC21-1956B	Divide	190.97	208.90	17.93	2.53
DC21-1956B		260.50	275.66	15.16	2.20
DC21-1956B		TOTAL		33.09	2.38
DC21-1957	ACMA	139.92	142.92	3.00	22.25
DC21-1957		TOTAL		3.00	22.25
DC21-1958	ACMA	22.46	30.30	7.84	2.07
DC21-1958		108.18	119.70	11.52	3.27
DC21-1958		132.80	136.40	3.60	1.69
DC21-1958		210.10	223.93	13.83	5.55
DC21-1958		260.56	266.87	6.31	1.36
DC21-1958		288.31	294.44	6.13	1.28
DC21-1958		TOTAL		49.23	3.11
DC21-1959	Divide	44.75	48.75	4.00	2.76
DC21-1959		199.66	213.88	14.22	4.92
DC21-1959		279.20	284.07	4.87	1.45
DC21-1959		361.20	369.37	8.17	1.48
DC21-1959		378.85	403.29	24.44	14.65
including		386.79	393.29	6.50	33.52
DC21-1959		TOTAL		55.70	8.22
DC21-1960	ACMA	27.74	39.93	12.19	4.55
DC21-1960		138.20	147.68	9.48	2.52
DC21-1960		TOTAL		21.67	3.66
DC21-1961	Lewis	158.29	173.69	15.40	1.25
DC21-1961		275.54	281.28	5.74	42.24
including		275.54	280.28	4.74	50.76
DC21-1961		TOTAL		21.14	3.66
DC21-1962	Lewis	159.71	193.08	33.37	5.21
DC21-1962		TOTAL		33.37	5.21
DC21-1963A	ACMA	114.30	155.27	40.97	10.54
including		117.24	132.20	14.96	22.22
DC21-1963A		167.22	171.22	4.00	1.73
DC21-1963A		TOTAL		44.97	3.66

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC21-1964	Divide	75.11	83.10	7.99	3.11
DC21-1964		93.10	100.70	7.60	1.40
DC21-1964		219.68	237.35	17.67	5.06
DC21-1964		255.59	304.70	49.11	4.88
including		275.00	278.30	3.30	25.25
DC21-1964		379.76	385.00	5.24	1.95
DC21-1964		TOTAL		87.61	3.66
DC21-1965	ACMA	143.64	146.85	3.21	6.42
DC21-1965		151.41	172.21	20.80	8.30
including		166.12	171.16	5.04	11.48
DC21-1965		TOTAL		24.01	3.66
DC21-1966	Lewis	83.00	89.00	6.00	30.80
DC21-1966		TOTAL		6.00	30.80
DC21-1967A	ACMA	32.81	36.78	3.97	3.28
DC21-1967A		77.72	86.00	8.28	2.68
DC21-1967A		111.13	117.15	6.02	1.59
DC21-1967A		202.15	208.80	6.65	5.53
DC21-1967A		256.37	268.34	11.97	2.70
DC21-1967A		298.99	304.95	5.96	3.15
DC21-1967A		TOTAL		42.85	3.10
DC21-1968	Lewis	33.70	36.75	3.05	13.39
DC21-1968		TOTAL		3.05	13.39
DC21-1969	ACMA	252.30	287.37	35.07	2.68
DC21-1969		295.80	320.84	25.04	2.36
DC21-1969		326.84	354.00	27.16	7.97
including		330.40	343.79	13.39	14.88
DC21-1969		400.51	448.29	47.78	9.00
including		401.43	407.41	5.98	18.07
including		414.41	426.39	11.98	13.9
including		442.63	448.29	5.66	11.3
DC21-1969		457.80	467.56	9.76	1.62
DC21-1969		477.00	480.41	3.41	2.53
DC21-1969		TOTAL		148.22	5.56
DC21-1970	ACMA	8.50	14.50	6.00	2.40
DC21-1970		20.37	33.40	13.03	3.57
DC21-1970		41.40	49.08	7.68	11.61
including		44.88	49.08	4.20	18.92
DC21-1970		69.70	161.72	92.02	7.75
including		70.70	73.90	3.20	29.2
including		81.90	84.91	3.01	14.0
including		104.85	108.50	3.65	12.5
including		146.03	151.21	5.18	33.7
DC21-1970		TOTAL		118.73	7.27
DC21-1971	Lewis	10.30	24.34	14.04	2.70
DC21-1971		54.27	66.15	11.88	4.47
DC21-1971		128.86	139.97	11.11	4.41
DC21-1971		242.75	251.08	8.33	2.14
DC21-1971		263.68	267.63	3.95	1.51
DC21-1971		TOTAL		49.31	3.32

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC21-1972	Lewis	142.08	149.95	7.87	12.03
including		142.08	146.89	4.81	17.59
DC21-1972		174.77	177.87	3.10	3.06
DC21-1972		247.40	259.40	12.00	5.68
DC21-1972		TOTAL		22.97	7.50
DC21-1973	Lewis	4.42	12.04	7.62	2.07
DC21-1973		22.00	37.00	15.00	3.58
DC21-1973		204.60	209.60	5.00	1.61
DC21-1973		239.40	243.40	4.00	5.78
DC21-1973		TOTAL		31.62	3.18
DC21-1974	ACMA	18.02	31.05	13.03	4.95
DC21-1974		102.50	106.50	4.00	5.23
DC21-1974		TOTAL		17.03	5.01
DC21-1976	ACMA	23.44	27.44	4.00	6.63
DC21-1976		TOTAL		4.00	6.63
DC21-1977	Divide	61.82	65.82	4.00	4.07
DC21-1977		85.35	90.35	5.00	1.52
DC21-1977		103.58	113.00	9.42	2.65
DC21-1977		117.80	130.45	12.65	2.67
DC21-1977		140.35	150.35	10.00	2.03
DC21-1977		175.70	179.70	4.00	8.78
DC21-1977		187.70	198.02	10.32	3.66
DC21-1977		202.08	206.71	4.63	2.46
DC21-1977		221.25	228.99	7.74	9.57
DC21-1977		293.95	300.80	6.85	8.92
DC21-1977		315.80	329.33	13.53	6.48
including		325.33	328.33	3.00	27.33
DC21-1977		TOTAL		88.14	4.65
DC21-1980	Lewis	138.52	151.56	13.04	3.74
DC21-1980		170.22	174.00	3.78	3.59
DC21-1980		202.00	206.00	4.00	2.09
DC21-1980		TOTAL		20.82	3.40
DC21-1981	ACMA	5.79	33.55	27.76	1.89
DC21-1981		38.64	81.24	42.60	1.91
DC21-1981		TOTAL		70.36	1.90

Significant intervals represent drilled intervals and not necessarily true thickness of mineralization. Mineralized intervals meet or exceed 3 meters in length above 1 g/t. A maximum of 4 meters of continuous dilution (< 1 g/t) is permitted. Any drill intervals not depicted in this table did not meet the significant interval criteria. Assay data are not yet available from 0 m to 133.6 m in DC21-1956B, 217.9 m to 289.3 m in DC21-1962, 110.7 m to 209.7 m in DC21-1964, 124.6 m to 205.6 m in DC21-1969, 169.7 m to 248.3 m in DC21-1970, 58.7 m to 166.6 m in DC21-1973, 172.4 m to 281.5 m in DC21-1975, 65.6 m to 502.3 m in DC21-1976, 127.9 m to 243.4 m in DC21-1978, all of DC21-1979, 0 m to 119.9 m and 233.5 m to 353.0 m in DC21-1980, 102.5 m to 254.8 m in DC21-1981, and all of holes DC21-1982 through DC21-2006.

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